Exhibit 99.1
                                                                    ------------
                          [iVideoNow, INC. LETTERHEAD]

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In Connection with the quarterly report of iVideoNow, Inc. (the "Company") on Form 10-QSB for the period ending June 30,2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kevin R. Keating, President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








                             /s/ Kevin R. Keating
                             --------------------------------
                             Kevin R. Keating
                             President
                             iVideoNow, Inc.

                             August 14, 2002




















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